Issued capital and reserves - Shares issued and fully paid (Details) € in Thousands, $ in Thousands	Jun. 30, 2021 USD ($) shares	Jun. 30, 2021 EUR (€) shares	Dec. 31, 2020 USD ($) shares	Dec. 31, 2020 EUR (€) shares
Share Capital, Reserves And Other Equity Interest [Abstract]
Ordinary shares (in shares)	149,475,334	149,475,334	133,934,090	133,934,090
Shares outstanding (in shares)	149,475,334	149,475,334	133,934,090	133,934,090
Ordinary shares	$ 3,642	€ 2,990	$ 3,269	€ 2,678